UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 7, 2005
ABM Industries Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Pacific Avenue, Suite 222, San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (415) 733-4000

Not Applicable

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On September 7, 2005, ABM Industries Incorporated (the “Company”) issued a press release announcing financial results related to the third quarter of fiscal year 2005. A copy of the press release is attached as Exhibit 99.1, which is incorporated into this item by reference.
Item 8.01 Other Events.
     On September 7, 2005, the Board of Directors of the Company declared a quarterly dividend of $0.105 per share, payable on November 7, 2005 to stockholders of record on October 14, 2005. A copy of the press release announcing the declaration of the dividend is attached as Exhibit 99.2, which is incorporated into this item by reference.
Item 9.01 Financial Statements and Exhibits.
(c)     Exhibits.
99.1	Press Release of ABM Industries Incorporated dated September 7, 2005, announcing financial results related to the third quarter of fiscal year 2005.
99.2	Press Release of ABM Industries Incorporated dated September 7, 2005, announcing the declaration of a dividend.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED
Dated: September 7, 2005	By:	/s/ George B. Sundby
George B. Sundby
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
99.1	Press Release of ABM Industries Incorporated dated September 7, 2005, announcing financial results related to the third quarter of fiscal year 2005.
99.2	Press Release of ABM Industries Incorporated dated September 7, 2005, announcing the declaration of a dividend.